[CBRL GROUP, INC. LOGO]                                                                             POST OFFICE BOX 787
                                                                                                                                                                LEBANON, TENNESSEE
                                                                                                                                                         37088-0787
                                                                              PHONE  615.443.9869

C  B  R  L    G  R  O  U  P,    I  N  C.

                          Contact:  Diana S. Wynne
                                                                   Senior Vice President,
                                                                   Corporate Affairs
                                                                      (615) 443-9837

CBRL GROUP FISCAL 2007 FIRST QUARTER
CONFERENCE CALL ON THE INTERNET

LEBANON, Tenn. (Nov. 15, 2006) -- CBRL Group, Inc. (Nasdaq: CBRL) will provide an on-line, real-time Web-cast and rebroadcast of its first quarter earnings conference call on Tuesday, November 21, 2006. Company management will discuss financial results for the quarter ended October 27, 2006.

The live broadcast of CBRL Group’s quarterly conference call will be available to the public on-line at cbrlgroup.com or earnings.com on November 21, 2006, beginning at 11:00 a.m. (Eastern Time). An on-line replay will be available at 2:00 p.m. (Eastern Time) and continue through November 21, 2007.

Headquartered in Lebanon, Tennessee, CBRL Group, Inc. presently operates 550 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states and 143 company-operated and 26 franchised Logan’s Roadhouse® restaurants in 20 states.

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CRACKER BARREL OLD COUNTRY STORE®  w  LOGAN'S ROADHOUSE®